SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Supplemental Exhibit SLP1 to Purchase Agreement Number 2285

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                            BOEING MODEL 757 AIRCRAFT

This is the listing of Covered Components for the Aircraft which relate to Part 3, BOEING SERVICE LIFE POLICY of Exhibit C, PRODUCT ASSURANCE DOCUMENT to the AGTA and is a part of Purchase Agreement No. 2285.


1.           WING.
             ----

     (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

     (b) Wing spar webs, chords, and stiffeners.

     (c) Inspar wing ribs.

     (d) Inspar splice plates and fittings.

     (e) Main landing gear support structure.

     (f) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

     (g) Wing-to-body structural attachments.

     (h) Engine strut support fittings attached directly to wing primary structure.

     (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

     (j) Trailing edge flap tracks and carriages.

     (k) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.           BODY.
             ----

     (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

     (b)  Window  and  windshield   structure  but  excluding  the  windows  and
windshields.

     (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

     (d) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

     (e) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

     (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

     (g) Forward and aft pressure bulkheads.

     (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

     (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels, and related installation and connecting devices.

     (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.           VERTICAL STABILIZER.
             -------------------

     (a) External skins between front and rear spars.

     (b) Front, rear and auxiliary spar chords, webs, and stiffeners, and attachment fittings between vertical stabilizer and body.

     (c) Inspar ribs.

     (d) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuator.

     (e) Rudder internal, fixed attachment and actuator support structure.

     (f) Rudder hinges and supporting ribs, excluding bearings.

4.           HORIZONTAL STABILIZER.
             ---------------------

     (a) External skins between front and rear spars.

     (b) Front, rear and auxiliary spar chords, webs, and stiffeners.

     (c) Inspar ribs.

     (d) Stabilizer center splice fittings, pivot and screw support structure.

     (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

     (f) Elevator internal, fixed attachment and actuator support structure.

5.           ENGINE STRUT.
             ------------

     (a) Strut external surface skin and doublers and stiffeners.

     (b) Internal strut chords, frames and bulkheads.

     (c) Strut to wing fittings and diagonal brace.

     (d) Engine mount support fittings attached directly to strut structure.

     (e) For Aircraft equipped with Pratt & Whitney engines only, the engine mounted support fittings.

6.           MAIN LANDING GEAR.
             -----------------

     (a) Outer cylinder.

     (b) Inner cylinder.

     (c) Upper and lower side struts, including spindles and universals.

     (d) Drag strut.

     (e) Side strut reaction link.

     (f) Side strut support link.

     (g) Downlock links including spindles and universals.

     (h) Orifice plate.

     (i) Trunnion link.

     (j) Truck beam.

     (k) Axles.

     (l) Torsion links.

     (m) Stabilizer link.

7.           NOSE LANDING GEAR.
             -----------------

     (a) Outer cylinder.

     (b) Inner cylinder.

     (c) Upper and lower drag strut, including lock links.

     (d) Axles.

     (e) Torsion links.

     (f) Steering plates and steering collar.

     (g) Orifice plate.

     NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.